J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Unconstrained Equity Fund

(All Shares Classes)

(a series of JPMorgan Trust I)

Supplement dated August 24, 2017

to the Summary Prospectuses and Prospectuses dated

March 1, 2017, as supplemented

Effective immediately, the portfolio manager information for the Fund, in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Alexander Stanic	2017	Managing Director
Sam Witherow	2015	Executive Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers — Global Unconstrained Equity Fund” is hereby deleted in its entirety and replaced by the following:

Global Unconstrained Equity Fund

The portfolio management team is led by Alexander Stanic, a Managing Director, and Sam Witherow, an Executive Director and CFA charterholder. Mr. Stanic and Mr. Witherow share authority in the day-to-day management of the Fund. Mr. Stanic is a portfolio manager in the International Equity Group, based in London, and has been a portfolio manager for the Fund since August 2017. Prior to joining JPMIM or its affiliates (or one of their predecessors) in 2015, Mr. Stanic was Head of Global equities at River & Mercantile Asset Management, having founded the division in 2009. Mr. Witherow is a portfolio manager in the International Equity Group. Mr. Witherow, an employee of JPMIM or its affiliates (or one of their predecessors) since 2008, became a portfolio manager on the Fund in September 2015.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-GUE-PM-817